UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  April 30, 2012

Date of reporting period:  April 30, 2012

Item 1. Reports to Stockholders.

SiM Dynamic Allocation Diversified Income Fund
SiM Dynamic Allocation Balanced Income Fund
SiM Dynamic Allocation Equity Income Fund

Annual Report
April 30, 2012

SiM Dynamic Allocation Funds

May 23, 2012

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the SiM Dynamic Allocation Diversified Income Fund (NASDAQ: SDDAX, SDDCX), the SiM Dynamic Allocation Balanced Income Fund (NASDAQ: SDBAX, SDBCX) and the SiM Dynamic Allocation Equity Income Fund (NASDAQ: SDEAX, SDECX) for the fiscal period ended April 30, 2012. At the end of the period, the combined net asset value of the Funds was $46.7 million.

The SiM Dynamic Allocation Funds, which were launched on June 21, 2011, seek to provide investors with a combination of current income generation, long-term capital preservation, and potential growth opportunities within an appropriate risk and portfolio positioning framework.  Each Fund is an actively managed combination of primarily ETFs, allowing for efficient diversification through dynamic allocation.  While all of our Funds hold the same securities, the individual Fund’s specific risk management, risk positioning, and Fund positioning across asset classes, style, sectors, size, industry, country, quality and maturity, determine the overall strategy for each of the Funds. The Diversified Income Fund emphasizes growth of income, with some long-term capital appreciation, while the Balanced Income Fund seeks to provide total return through both capital appreciation and growth of income, and the Equity Income Fund focuses on long-term capital appreciation, with some growth of income. All of our Funds seek to benefit from the income bias inherent in our investment philosophy.

Through a disciplined and methodical investment process, SiM has established a long-term approach to ascertain value within the asset allocation and high yield markets – while ever cognizant of the importance of income as a component of total return. Combining a high quality, focused and experienced team with proven investment approaches provides the foundation for achieving long-term client objectives.

Fund Performance Overview

For the period since inception to April 30, 2012, we were very pleased with the performance of all three Funds.  As shown in the performance charts below, all three Funds significantly outperformed their respective Morningstar peer group category averages.  Although the Funds lagged their passive blended benchmarks, these benchmarks do not include exposure to international holdings and as a result will diverge from the peer group category averages during periods of significant relative performance variances between domestic and international holdings, as was the case in both performance periods on the following charts.

SiM Dynamic Allocation Funds

Performance Chart

Since Inception (June 21, 2011) Performance through April 30, 2012

	Since-Inception Return		Since-Inception Return		Since-Inception Return
Diversified Income Fund	5.71	Balanced Income Fund	5.23	Equity Income Fund	4.66

Morningstar Conservative		Morningstar Moderate		Morningstar Aggressive
Allocation Category	3.99	Allocation Category	4.30	Allocation Category	2.43

65-35 BC		35-65 BC		15-85 BC
Agg-R3000 Benchmark	7.27	Agg-R3000 Benchmark	8.11	Agg-R3000 Benchmark	8.51

BarCap US		BarCap US		BarCap US
Aggregate Bond Index	5.93	Aggregate Bond Index	5.93	Aggregate Bond Index	5.93

Russell 3000 Index	8.73	Russell 3000 Index	8.73	Russell 3000 Index	8.73

Six Month Performance through April 30, 2012

	6 Month		6 Month		6 Month
	Return		Return		Return
Diversified Income Fund	5.93	Balanced Income Fund	8.37	Equity Income Fund	9.48

Morningstar Conservative		Morningstar Moderate		Morningstar Aggressive
Allocation Category	5.19	Allocation Category	7.40	Allocation Category	7.67

65-35 BC		35-65 BC		15-85 BC
Agg-R3000 Benchmark	5.99	Agg-R3000 Benchmark	9.09	Agg-R3000 Benchmark	11.17

BarCap US		BarCap US		BarCap US
Aggregate Bond Index	2.44	Aggregate Bond Index	2.44	Aggregate Bond Index	2.44

Russell 3000 Index	12.74	Russell 3000 Index	12.74	Russell 3000 Index	12.74

Fund performance shown is for Class A, without load, which if included would lower overall returns.

Performance data source is Morningstar, Inc.  Since-Inception date is June 21, 2011.  Category returns are Category average returns.

For Diversified Income Fund:
Gross expense: Class A: 2.49% Class C: 3.24%    Net Expense*: Class A:1.60% Class C: 2.35%

For Balanced Income Fund:
Gross expense: Class A: 2.48% Class C: 3.23%    Net Expense*: Class A:1.59% Class C: 2.34%

For Equity Income Fund:
Gross expense: Class A: 2.47% Class C: 3.22%    Net Expense*: Class A:1.58% Class C: 2.33%

*  The adviser has contractually agreed to expense reductions through at least August 28, 2012.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-746-3863.

Short term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made based solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

SiM Dynamic Allocation Funds

For the period since inception to April 30, 2012, stocks managed to outperform bonds, as measured by the Russell 3000® Index (+8.73%) and the Barclays Capital Aggregate Bond Index (+5.93%).  On an absolute basis the SiM Dynamic Allocation Funds’ Large Cap Growth, Real Estate Investment Trust (REITs), and Intermediate-Term U.S. Treasury holdings outperformed all other asset classes during the period, while the International Equity asset classes (both Developed and Emerging) were the underperformers, and were the only two asset classes in the Funds to post negative returns.  Following are specific contributors and detractors from individual Fund performance.

SiM Diversified Income Fund
Since Inception (June 21, 2011) Performance through April 30, 2012

The Diversified Income Fund’s overweight exposure to High Yield Bonds was a primary contributor to performance as these holdings significantly outperformed the Barclays Capital Aggregate Bond Index  for this period.  The underweighting of Mortgage-Backed Securities (both on a core/strategic and short-term/tactical basis) was favorable to performance due to their below average returns as compared to the Fund’s other fixed-income asset classes.  On the equity side, the core underweight allocation to International Developed Stocks also added to Fund performance.

On the other hand, the Fund’s tactical overweight positioning in cash hindered performance for the period.  The Fund’s core overweight exposure to Convertible Securities was also a primary detractor, as this asset class underperformed the broad equity market as measured by the Russell 3000® Index.

The Fund ended the period with a general composition of 63% Fixed-Income, 13% Income REITs, 9% Income Hybrids, and 15% Equities, diversified across more than 30 individual asset classes.  We continue to position the Fund in accordance with the below listed themes, as guided by our proprietary Economic and Investment Outlook.

SiM Balanced Income Fund
Since Inception (June 21, 2011) Performance through April 30, 2012

The Balanced Income Fund’s core underweight allocation to International Developed Stocks was a primary contributor to performance as these holdings significantly underperformed the U.S. broad equity market as measured by the Russell 3000® Index.  The Fund’s overweight exposure to High Yield Bonds also contributed to performance as these holdings outperformed the Barclays Capital Aggregate Bond Index for this period.  The underweighting of Mortgage-Backed Securities (MBS) (both on a core/strategic and short-term/tactical basis) was favorable to performance due to their below average returns as compared to other fixed-income asset classes in the Fund.

On the other hand, the Fund’s core overweight exposure to Convertible Securities was a primary detractor to performance, as this asset class underperformed the broad equity market as measured by the Russell 3000® Index.  The Fund’s tactical overweight positioning in cash also hindered performance for the period.  While international emerging markets struggled, underperforming the U.S. broad equity market (as measured by the Russell 3000® Index), the Fund’s core overweight allocation to this asset class, in particular to BRICs (Brazil, Russia, India, China), detracted from performance.

The Fund ended the period with a general composition of 27% Fixed-Income, 12% Income REITs, 7% Income Hybrids, and 54% Equities, diversified across more than 30 asset classes.  We continue to position the Fund in accordance with the below listed themes, as guided by our proprietary Economic and Investment Outlook.

SiM Equity Income Fund
Since Inception (June 21, 2011) Performance through April 30, 2012

The Equity Income Fund’s core and tactical underweight allocations to International Developed Stocks was the primary contributor to performance as these holdings significantly underperformed the U.S. broad equity market as measured by the Russell 3000® Index.  The Fund’s core underweighting of Large Cap Value holdings added to performance due to their below average returns as compared to the Fund’s other equity asset classes.  The Fund’s

SiM Dynamic Allocation Funds

overweight allocation to technology stocks assisted in the outperformance of the Fund’s Large Cap Growth asset class versus its benchmark index, and proved to be a top contributor.

On the other hand, the Fund’s tactical overweight positioning in cash hindered Fund performance for the period.  The Fund’s core overweight exposure to Convertible Securities was also a primary detractor to performance, as this asset class underperformed the broad equity market as measured by the Russell 3000® Index.  International emerging markets struggled, underperforming the U.S. broad equity market (as measured by the Russell 3000® Index), and as a result the Fund’s overweight allocation to this asset class, and in particular to BRICs, detracted from performance.

The Fund ended the period with a general composition of 12% Fixed-Income, 12% Income REITs, 5% Income Hybrids, and 71% Equities, and diversified across more than 30 asset classes.  We continue to position the Fund in accordance with the below listed themes, as guided by our proprietary Economic and Investment Outlook.

Positioning Themes as Guided by Economic and Investment Outlook

•	Maintain meaningful High Yield/Corporate exposure; neutral MBS holdings, underweight U.S./Developed Government Bonds

•	Selectively utilize MBS REITs as a fixed-income substitute for MBS

•	Maintain diversity across equity style/size, with a slight bias toward Small and Mid Cap Growth

•	Diversified sector allocations - overweight Technology/Health Care/Consumer Staples, moderate exposure to resurgent U.S. banks

•	Utilize Preferreds, Utilities and equity REITs for “Soft” Value/Financials and yield exposure

•	Preferred/Convertible exposure overweight – “Efficient Diversification”; yields

•	International emerging markets attractive – overweight BRICs despite current cost pressures as inflation expected to moderate/easing Instituted, pro-growth policies emerge

A Look Back and Look Forward

Since the Funds launched in June of 2011 and through the end of the current period, global equity and bond markets were characterized by slowly improving fundamentals and an increasing willingness of investors to come back into the market. Corporate profits were relatively strong, and consumers continued to deleverage and as a result began to increase spending in 2012. These trends supported the positive equity market performance as evidenced by an almost 10% rise in the S&P 500® Index over the period. This rise was not without its fits and starts, and volatility continued to mark both U.S. and global markets. The stubborn U.S. unemployment situation, the daunting U.S. deficit, and unease in Europe over the financial condition of Greece and Spain held the markets back from an even better performance.

We expect these trends to continue in the next year, with U.S. gross domestic product (“GDP”) showing moderate growth of 2.5% and global GDP growing 3.5%. The corporate sector should continue to generate solid profits and build their balance sheets. Consumer spending will likely also provide support to the U.S. economy as layoffs subside, and housing becomes less of a drag on disposable incomes. Europe will likely continue to struggle as fiscal restraints, tax pressures, energy costs, and politics could pose threats to growth. Despite this headwind we expect strengths in the U.S. and emerging markets to offset weakness in Europe. Inflation should remain subdued as moderate global growth rates will likely put a dampener on any price increase pressures.

With these market characteristics, we expect that equity and certain types of fixed income risk will be rewarded. We are optimistic about the U.S. equity market, particularly in the health care, technology and financial sectors. Interest rates should continue at historically low levels for the foreseeable future, which we believe makes for a positive risk/reward balance in high yield fixed income and mortgage backed REITs. Globally, we see opportunities in emerging markets, but not in Europe at the moment.

SiM Dynamic Allocation Funds

Conclusion

Expect market volatility to continue as every bump in the road will be emphasized in media coverage.  This volatility should create opportunities for investors to acquire equities and other holdings at favorable valuations.  In light of this outlook, we believe the Funds are positioned appropriately to take advantage of the market conditions described above.

The SiM team will continue to diligently monitor both economic and market events, and seek to position the Funds in order to combine our proprietary long-term strategic foundation with our near-term selective tactical tilts.

Sincerely,

Randy Yoakum, CFA
Chief Executive Officer/Portfolio Manager
Strategic Income Management, LLC

Please see next page for full disclosures.

SiM Dynamic Allocation Funds

Mutual fund investing involves risk.  Principal loss is possible.  Because the Funds are “fund of funds,” an investor will indirectly bear the principal risks of the underlying funds, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, high yield bonds, fixed income investments and commodities. Each of the Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Because the Funds invest in ETFs and ETNs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s or ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Funds’ investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Diversification does not assure a profit or protect against a loss in a declining market.

Barclays Capital Aggregate Bond Index is a broad based index composed of U.S. dollar denominated, investment grade, fixed-rate taxable bonds which includes treasuries, government-related securities, mortgage backed securities, asset backed securities, and commercial mortgage backed securities.

Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

Morningstar Conservative Allocation: Conservative-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold smaller positions in stocks than moderate-allocation portfolios. These portfolios typically have 20% to 50% of assets in equities and 50% to 80% of assets in fixed income and cash.

Morningstar Moderate Allocation: Moderate-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

Morningstar Aggressive Allocation: Aggressive-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than moderate-allocation portfolios. These portfolios typically have 70% to 90% of assets in equities and the remainder in fixed income and cash. An investment cannot be made directly in an index.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

GDP is the amount of goods and services produced in a year, in a country.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The SiM Dynamic Allocation Funds are distributed by Quasar Distributors, LLC.

SiM Dynamic Allocation Diversified Income Fund

Comparison of the change in value of a $10,000 investment in the SiM Dynamic Allocation Diversified
Income Fund – Class A shares vs the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the Blended Index

Since
Total Return:	Inception1
SiM Dynamic Allocation Diversified Income Fund – Class A (without sales load)	5.71%
SiM Dynamic Allocation Diversified Income Fund – Class A (with sales load)	1.74%
SiM Dynamic Allocation Diversified Income Fund – Class C (without CDSC)	4.99%
SiM Dynamic Allocation Diversified Income Fund – Class C (with CDSC)	3.99%
Barclays Capital U.S. Aggregate Bond Index	5.93%
Russell 3000® Index	8.73%
65% Barclays Capital U.S. Aggregate Bond Index/ 35% Russell 3000® Index (Blended Index)	7.30%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-746-3863.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, June 21, 2011.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 3.75% front-end sales load.  Class C shares may be subject to a contingent deferred sales charge (“CDSC”) on redemptions held for twelve months or less after purchase.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

Barclays Capital U.S. Aggregate Bond Index is a broad based index composed of U.S. dollar denominated, investment grade, fixed-rate taxable bonds which includes treasuries, government-related securities, mortgage backed securities, asset backed securities, and commercial mortgage backed securities.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Indices do not incur expenses and are not available for investment.

1 The Fund commenced operations on June 11, 2011.

SiM Dynamic Allocation Balanced Income Fund

Comparison of the change in value of a $10,000 investment in the SiM Dynamic Allocation Balanced
Income Fund – Class A shares vs the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the Blended Index

Since
Total Return:	Inception1
SiM Dynamic Allocation Balanced Income Fund – Class A (without sales load)	5.23%
SiM Dynamic Allocation Balanced Income Fund – Class A (with sales load)	-0.54%
SiM Dynamic Allocation Balanced Income Fund – Class C (without CDSC)	4.53%
SiM Dynamic Allocation Balanced Income Fund – Class C (with CDSC)	3.53%
Barclays Capital U.S. Aggregate Bond Index	5.93%
Russell 3000® Index	8.73%
35% Barclays Capital U.S. Aggregate Bond Index/ 65% Russell 3000® Index (Blended Index)	8.14%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-746-3863.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, June 21, 2011.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.50% front-end sales load.  Class C shares may be subject to a contingent deferred sales charge (“CDSC”) on redemptions held for twelve months or less after purchase.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

Barclays Capital U.S. Aggregate Bond Index is a broad based index composed of U.S. dollar denominated, investment grade, fixed-rate taxable bonds which includes treasuries, government-related securities, mortgage backed securities, asset backed securities, and commercial mortgage backed securities.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Indices do not incur expenses and are not available for investment.

1 The Fund commenced operations on June 11, 2011.

SiM Dynamic Allocation Equity Income Fund

Comparison of the change in value of a $10,000 investment in the SiM Dynamic Allocation Equity
Income Fund – Class A shares vs the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000® Index and the Blended Index

Since
Total Return:	Inception1
SiM Dynamic Allocation Equity Income Fund – Class A (without sales load)	4.66%
SiM Dynamic Allocation Equity Income Fund – Class A (with sales load)	-1.08%
SiM Dynamic Allocation Equity Income Fund – Class C (without CDSC)	3.99%
SiM Dynamic Allocation Equity Income Fund – Class C (with CDSC)	2.99%
Barclays Capital U.S. Aggregate Bond Index	5.93%
Russell 3000® Index	8.73%
15% Barclays Capital U.S. Aggregate Bond Index/ 85% Russell 3000® Index (Blended Index)	8.53%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-746-3863.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, June 21, 2011.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.50% front-end sales load.  Class C shares may be subject to a contingent deferred sales charge (“CDSC”) on redemptions held for twelve months or less after purchase.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

Barclays Capital U.S. Aggregate Bond Index is a broad based index composed of U.S. dollar denominated, investment grade, fixed-rate taxable bonds which includes treasuries, government-related securities, mortgage backed securities, asset backed securities, and commercial mortgage backed securities.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Indices do not incur expenses and are not available for investment.

1 The Fund commenced operations on June 11, 2011.

SiM Dynamic Allocation Diversified Income Fund

Allocation of Portfolio Assets
at April 30, 2012 (Unaudited)

Short-Term Investments - 5%
Equities - 10%
Equity ETFs - 20%
Fixed Income ETFs - 65%

Percentages represent market value as a percentage of total investments.

SiM Dynamic Allocation Balanced Income Fund

Allocation of Portfolio Assets
at April 30, 2012 (Unaudited)

Short-Term Investments - 3%
Equities - 7%
Fixed Income ETFs - 28%
Equity ETFs - 62%

Percentages represent market value as a percentage of total investments.

SiM Dynamic Allocation Equity Income Fund

Allocation of Portfolio Assets
at April 30, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

SiM Dynamic Allocation Funds

Expense Example
at April 30, 2012 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/11 – 4/30/12).

Actual Expenses
For each class of the SiM Dynamic Allocation Diversified Income Fund (“Diversified Income Fund”), SiM Dynamic Allocation Balanced Income Fund (“Balanced Income Fund”), and SiM Dynamic Allocation Equity Income Fund (“Equity Income Fund”), two lines are presented in the tables below.  The first line for each class provides information about actual account values and actual expenses, with actual net expenses being limited to 1.35% for Class A shares and 2.10% for Class C shares of each Fund per the operating expenses limitation agreement. In addition, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your Fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SiM Dynamic Allocation Funds

Expense Example (Continued)
at April 30, 2012 (Unaudited)

Diversified Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/11	4/30/12	(11/1/11 – 4/30/12)
Class A Actual	$1,000.00	$1,059.30	$ 6.91
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,018.15	$ 6.77

Class C Actual	$1,000.00	$1,054.90	$10.73
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,014.42	$10.52

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35% and 2.10% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 182 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

Balanced Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/11	4/30/12	(11/1/11 – 4/30/12)
Class A Actual	$1,000.00	$1,083.70	$ 6.99
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,018.15	$ 6.77

Class C Actual	$1,000.00	$1,080.00	$10.86
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,014.42	$10.52

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35% and 2.10% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 182 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

Equity Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/11	4/30/12	(11/1/11 – 4/30/12)
Class A Actual	$1,000.00	$1,094.80	$ 7.03
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,018.15	$ 6.77

Class C Actual	$1,000.00	$1,091.20	$10.92
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,014.42	$10.52

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35% and 2.10% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 182 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

SiM Dynamic Allocation Diversified Income Fund

Schedule of Investments
at April 30, 2012

Shares		Value
	EQUITIES – 10.2%
	Real Estate Investment Trusts – 10.2%
9,142	American Capital Agency Corp.	$285,596
28,750	Annaly Capital Management, Inc.	469,200
9,245	Hatteras Financial Corp.	269,307
9,430	Invesco Mortgage Capital, Inc.	166,345
	Total Equities (Cost $1,170,288)	1,190,448

	EXCHANGE-TRADED FUNDS – 85.7%
	Equity ETFs – 20.3%
1,847	Consumer Staples Select Sector SPDR Fund	63,112
2,727	Health Care Select Sector SPDR Fund	102,290
3,690	iShares Cohen & Steers Realty Majors Index Fund	290,551
2,535	iShares MSCI EAFE Index Fund	136,256
2,729	iShares MSCI Emerging Markets Index	115,164
3,303	iShares Russell 1000 Growth Index Fund	217,998
2,318	iShares Russell 1000 Value Index Fund	160,846
1,372	iShares Russell 2000 Growth Index Fund	128,556
1,503	iShares Russell 2000 Value Index Fund	108,006
1,763	iShares Russell Midcap Growth Index Fund	110,805
1,083	iShares Russell Midcap Value Index Fund	51,767
6,898	SPDR Barclays Capital Convertible Securities ETF	268,470
2,043	SPDR S&P BRIC 40 ETF	49,563
4,178	Technology Select Sector SPDR Fund	124,504
2,949	Vanguard Growth ETF	208,671
3,944	Vanguard Value ETF	225,321
		2,361,880
	Fixed Income ETFs – 65.4%
2,601	iShares Barclays 7-10 Year Treasury Bond Fund	274,900
11,173	iShares Barclays Credit Bond Fund	1,233,946
8,884	iShares Barclays MBS Bond Fund	962,048
2,298	iShares Barclays TIPS Bond Fund	274,427
11,797	iShares iBoxx $ High Yield Corporate Bond Fund	1,075,886
11,139	iShares iBoxx $ Investment Grade Corporate Bond Fund	1,297,472
4,753	iShares JP Morgan USD Emerging Markets Bond Fund	543,125
21,479	iShares S&P U.S. Preferred Stock Index Fund	836,392
27,705	SPDR Barclays Capital High Yield Bond ETF	1,100,720
		7,598,916
	Total Exchange-Traded Funds (Cost $9,597,177)	9,960,796

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Diversified Income Fund

Schedule of Investments (Continued)
at April 30, 2012

Shares		Value
	SHORT-TERM INVESTMENTS – 4.9%
565,339	Fidelity Institutional Money Market Portfolio – Class I, 0.20% (a)	$565,339
	Total Short-Term Investments (Cost $565,339)	565,339
	Total Investments in Securities (Cost ($11,332,804) – 100.8%	11,716,583
	Liabilities in Excess of Other Assets – (0.8)%	(93,739)
	Net Assets – 100.0%	$11,622,844

ETF – Exchange-Traded Fund
(a)Rate shown is the 7-day yield as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Balanced Income Fund

Schedule of Investments
at April 30, 2012

Shares		Value
	EQUITIES – 6.7%
	Real Estate Investment Trusts – 6.7%
4,597	American Capital Agency Corp.	$143,610
17,849	Annaly Capital Management, Inc.	291,296
4,930	Hatteras Financial Corp.	143,611
4,345	Invesco Mortgage Capital, Inc.	76,646
	Total Equities (Cost $647,938)	655,163

	EXCHANGE-TRADED FUNDS – 91.2%
	Equity ETFs – 62.6%
5,946	Consumer Staples Select Sector SPDR Fund	203,175
8,409	Health Care Select Sector SPDR Fund	315,422
4,865	iShares Cohen & Steers Realty Majors Index Fund	383,070
6,887	iShares MSCI EAFE Index Fund	370,176
8,549	iShares MSCI Emerging Markets Index	360,768
9,832	iShares Russell 1000 Growth Index Fund	648,912
7,647	iShares Russell 1000 Value Index Fund	530,625
4,266	iShares Russell 2000 Growth Index Fund	399,724
4,563	iShares Russell 2000 Value Index Fund	327,897
5,572	iShares Russell Midcap Growth Index Fund	350,200
4,857	iShares Russell Midcap Value Index Fund	232,165
7,179	SPDR Barclays Capital Convertible Securities ETF	279,407
3,609	SPDR S&P BRIC 40 ETF	87,554
12,758	Technology Select Sector SPDR Fund	380,188
8,749	Vanguard Growth ETF	619,079
11,526	Vanguard Value ETF	658,480
		6,146,842
	Fixed Income ETFs – 28.6%
902	iShares Barclays 7-10 Year Treasury Bond Fund	95,332
4,016	iShares Barclays Credit Bond Fund	443,528
3,148	iShares Barclays MBS Bond Fund	340,897
741	iShares Barclays TIPS Bond Fund	88,490
4,234	iShares iBoxx $ High Yield Corporate Bond Fund	386,141
3,794	iShares iBoxx $ Investment Grade Corporate Bond Fund	441,925
1,737	iShares JP Morgan USD Emerging Markets Bond Fund	198,487
10,966	iShares S&P U.S. Preferred Stock Index Fund	427,016
9,818	SPDR Barclays Capital High Yield Bond ETF	390,069
		2,811,885
	Total Exchange-Traded Funds (Cost $8,432,883)	8,958,727

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Balanced Income Fund

Schedule of Investments (Continued)
at April 30, 2012

Shares		Value
	SHORT-TERM INVESTMENTS – 2.7%
267,645	Fidelity Institutional Money Market Portfolio – Class I, 0.20% (a)	$267,645
	Total Short-Term Investments (Cost $267,645)	267,645
	Total Investments in Securities (Cost ($9,348,466) – 100.6%	9,881,535
	Liabilities in Excess of Other Assets – (0.6)%	(55,750)
	Net Assets – 100.0%	$9,825,785

ETF – Exchange-Traded Fund
(a)Rate shown is the 7-day yield as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Schedule of Investments
at April 30, 2012

Shares		Value
	EQUITIES – 5.3%
	Real Estate Investment Trusts – 5.3%
11,028	American Capital Agency Corp.	$344,515
29,980	Annaly Capital Management, Inc.	489,274
11,782	Hatteras Financial Corp.	343,210
10,113	Invesco Mortgage Capital, Inc.	178,393
	Total Equities (Cost $1,286,948)	1,355,392

	EXCHANGE-TRADED FUNDS – 92.5%
	Equity ETFs – 81.0%
19,375	Consumer Staples Select Sector SPDR Fund	662,044
26,164	Health Care Select Sector SPDR Fund	981,412
13,235	iShares Cohen & Steers Realty Majors Index Fund	1,042,124
23,887	iShares MSCI EAFE Index Fund	1,283,926
29,130	iShares MSCI Emerging Markets Index	1,229,286
31,188	iShares Russell 1000 Growth Index Fund	2,058,408
28,063	iShares Russell 1000 Value Index Fund	1,947,291
15,161	iShares Russell 2000 Growth Index Fund	1,420,586
17,202	iShares Russell 2000 Value Index Fund	1,236,136
18,596	iShares Russell Midcap Growth Index Fund	1,168,759
13,446	iShares Russell Midcap Value Index Fund	642,719
18,556	SPDR Barclays Capital Convertible Securities ETF	722,200
13,133	SPDR S&P BRIC 40 ETF	318,607
43,535	Technology Select Sector SPDR Fund	1,297,343
31,344	Vanguard Growth ETF	2,217,900
39,074	Vanguard Value ETF	2,232,297
		20,461,038
	Fixed Income ETFs – 11.5%
818	iShares Barclays 7-10 Year Treasury Bond Fund	86,454
4,379	iShares Barclays Credit Bond Fund	483,617
3,361	iShares Barclays MBS Bond Fund	363,963
737	iShares Barclays TIPS Bond Fund	88,013
4,080	iShares iBoxx $ High Yield Corporate Bond Fund	372,096
3,365	iShares iBoxx $ Investment Grade Corporate Bond Fund	391,955
1,894	iShares JP Morgan USD Emerging Markets Bond Fund	216,427
12,953	iShares S&P U.S. Preferred Stock Index Fund	504,390
9,711	SPDR Barclays Capital High Yield Bond ETF	385,818
		2,892,733
	Total Exchange-Traded Funds (Cost $21,475,766)	23,353,771

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Schedule of Investments (Continued)
at April 30, 2012

Shares		Value
	SHORT-TERM INVESTMENTS – 2.9%
730,645	Fidelity Institutional Money Market Portfolio – Class I, 0.20% (a)	$730,645
	Total Short-Term Investments (Cost $730,645)	730,645
	Total Investments in Securities (Cost ($23,493,359) – 100.7%	25,439,808
	Liabilities in Excess of Other Assets – (0.7)%	(184,614)
	Net Assets – 100.0%	$25,255,194

ETF – Exchange-Traded Fund
(a)Rate shown is the 7-day yield as of April 30, 2012.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Funds

Statements of Assets and Liabilities
at April 30, 2012

	Diversified	Balanced	Equity
	Income Fund	Income Fund	Income Fund
ASSETS
Investments in securities, at value (cost $11,332,804,
$9,348,466 and $23,493,359, respectively)	$11,716,583	$9,881,535	$25,439,808
Receivables:
Interest	86	59	107
Due from Adviser (Note 4)	14,268	17,182	—
Prepaid expenses	24,276	23,663	25,475
Total assets	11,755,213	9,922,439	25,465,390
LIABILITIES
Payables:
Fund shares redeemed	58,335	23,913	113,434
Distributions	217	—	—
Advisory fees	—	—	9,910
Administration and fund accounting fees	30,819	30,820	30,819
Audit fees	14,900	14,900	14,900
Chief Compliance Officer fee	3,000	3,000	3,000
Custody fees	1,388	1,184	383
Legal fees	865	960	965
Pricing fees	529	529	529
Transfer agent fees and expenses	13,853	13,896	15,595
12b-1 distribution fees	6,924	5,708	18,566
Accrued other expenses	1,539	1,744	2,095
Total liabilities	132,369	96,654	210,196
NET ASSETS	$11,622,844	$9,825,785	$25,255,194
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$11,260,001	$9,623,167	$24,856,767
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,102,494	934,783	2,394,605
Net asset value and redemption price per share	$10.21	$10.29	$10.38
Maximum offering price per share
(Net asset value per share divided by 96.25%,
94.50% and 94.50%, respectively)	$10.61	$10.89	$10.98
Class C Shares
Net assets applicable to shares outstanding	$362,843	$202,618	$398,427
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	35,593	19,741	38,661
Net asset value and offering price per share (Note 1)	$10.19	$10.26	$10.31
COMPONENTS OF NET ASSETS
Paid-in capital	$10,912,740	$9,105,781	$22,799,339
Undistributed net investment income/(loss)	—	—	47,575
Accumulated net realized gain on investments	326,325	186,935	461,831
Net unrealized appreciation of investments	383,779	533,069	1,946,449
Net assets	$11,622,844	$9,825,785	$25,255,194

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Funds

Statements of Operations
For the Period June 21, 2011* through April 30, 2012

	Diversified	Balanced	Equity
	Income Fund	Income Fund	Income Fund
INVESTMENT INCOME
Income
Dividends	$283,613	$189,981	$398,442
Interest	464	349	821
Total income	284,077	190,330	399,263
Expenses
Administration and fund accounting fees (Note 4)	80,645	80,645	80,645
Advisory fees (Note 4)	41,021	37,236	94,118
Transfer agent fees and expenses (Note 4)	36,407	36,171	41,412
Registration fees	29,914	29,510	30,888
Audit fees	14,900	14,900	14,900
Distribution fees – Class A (Note 5)	13,420	12,286	30,990
Distribution fees – Class C (Note 5)	1,016	503	1,532
Chief Compliance Officer fee (Note 4)	10,389	10,389	10,389
Custody fees (Note 4)	6,373	6,022	5,565
Trustee fees	3,684	3,708	3,757
Legal fees	3,195	3,281	3,451
Reports to shareholders	1,600	1,800	2,300
Pricing fees (Note 4)	1,319	1,320	1,319
Miscellaneous expense	2,350	2,450	2,500
Total expenses	246,233	240,221	323,766
Less: advisory fee waiver and
expense reimbursement (Note 4)	(171,632)	(172,818)	(153,205)
Net expenses	74,601	67,403	170,561
Net investment income	209,476	122,927	228,702
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investments	6,690	386	17,043
Capital gain distributions from
regulated investment companies	6,801	4,152	7,869
Net change in unrealized appreciation on investments	383,779	533,069	1,946,449
Net realized and unrealized gain on investments	397,270	537,607	1,971,361
Net increase in net assets
resulting from operations	$606,746	$660,534	$2,200,063

*Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Funds

Statements of Changes in Net Assets

	Diversified	Balanced	Equity
	Income Fund	Income Fund	Income Fund
	June 21, 2011*	June 21, 2011*	June 21, 2011*
	through	through	through
	April 30, 2012	April 30, 2012	April 30, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$209,476	$122,927	$228,702
Net realized gain on investments	6,690	386	17,043
Capital gain distributions from
regulated investment companies	6,801	4,152	7,869
Net change in unrealized appreciation on investments	383,779	533,069	1,946,449
Net increase in net assets
resulting from operations	606,746	660,534	2,200,063

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(210,169)	(123,292)	(177,827)
Class C Shares	(3,314)	(1,192)	(3,300)
Total distributions to shareholders	(213,483)	(124,484)	(181,127)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	11,229,581	9,289,735	23,236,258
Total increase in net assets	11,622,844	9,825,785	25,255,194

NET ASSETS
Beginning of period	—	—	—
End of period	$11,622,844	$9,825,785	$25,255,194
Includes undistributed net investment income/(loss) of	$—	$—	$47,575

*Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Funds

Statements of Changes in Net Assets (Continued)

(a)A summary of share transactions is as follows:

	Diversified	Balanced	Equity
	Income Fund	Income Fund	Income Fund
	June 21, 2011*	June 21, 2011*	June 21, 2011*
	through	through	through
	April 30, 2012	April 30, 2012	April 30, 2012
Class A Shares
Net proceeds from shares sold	$11,312,239	$9,377,315	$24,946,978
Distributions reinvested	208,661	123,292	177,827
Payment for shares redeemed	(644,336)	(403,597)	(2,248,985)
Net increase in net assets from capital share transactions	$10,876,564	$9,097,010	$22,875,820

Class C Shares
Net proceeds from shares sold	$379,225	$191,533	$505,283
Distributions reinvested	3,296	1,192	3,300
Payment for shares redeemed	(29,504)	—	(148,145)
Net increase in net assets from capital share transactions	$353,017	$192,725	$360,438
	$11,229,581	$9,289,735	$23,236,258

	Diversified	Balanced	Equity
	Income Fund	Income Fund	Income Fund
	June 21, 2011*	June 21, 2011*	June 21, 2011*
	through	through	through
	April 30, 2012	April 30, 2012	April 30, 2012
Class A Shares
Shares sold	1,145,347	961,919	2,596,590
Shares issued on reinvestment of distributions	21,087	12,929	18,838
Shares redeemed	(63,940)	(40,065)	(220,823)
Net increase in shares outstanding	1,102,494	934,783	2,394,605

Class C Shares
Shares sold	38,156	19,617	52,890
Shares issued on reinvestment of distributions	330	124	352
Shares redeemed	(2,893)	—	(14,581)
Net increase in shares outstanding	35,593	19,741	38,661
	1,138,087	954,524	2,433,266

*Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Diversified Income Fund

Financial Highlights
For a share outstanding throughout each period

	Class A		Class C
	June 21, 2011*		June 21, 2011*
	to		to
	April 30, 2012		April 30, 2012
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income+	0.33		0.19
Net realized and unrealized gain on investments	0.22		0.29
Total from investment operations	0.55		0.48

Less distributions:
From net investment income	(0.34)		(0.29)
Total distributions	(0.34)		(0.29)

Net asset value, end of period	$10.21		$10.19

Total return	5.71	%‡	4.99	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$11,260		$363

Ratio of expenses to average net assets:
Before expense reimbursement	4.51	%†	3.95	%†
After expense reimbursement	1.35	%†	2.10	%†

Ratio of net investment income to average net assets:
Before expense reimbursement	0.70	%†	0.37	%†
After expense reimbursement	3.86	%†	2.22	%†

Portfolio turnover rate	13.88	%‡	13.88	%‡

*	Commencement of operations.
‡	Not annualized.
†	Annualized.
+	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Balanced Income Fund

Financial Highlights
For a share outstanding throughout each period

	Class A		Class C
	June 21, 2011*		June 21, 2011*
	to		to
	April 30, 2012		April 30, 2012
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income+	0.21		0.05
Net realized and unrealized gain on investments	0.29		0.38
Total from investment operations	0.50		0.43

Less distributions:
From net investment income	(0.21)		(0.17)
Total distributions	(0.21)		(0.17)

Net asset value, end of period	$10.29		$10.26

Total return	5.23	%‡	4.53	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$9,623		$203

Ratio of expenses to average net assets:
Before expense reimbursement	4.84	%†	4.49	%†
After expense reimbursement	1.35	%†	2.10	%†

Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(0.99	)%†	(1.84	)%†
After expense reimbursement	2.50	%†	0.55	%†

Portfolio turnover rate	5.45	%‡	5.45	%‡

*	Commencement of operations.
‡	Not annualized.
†	Annualized.
+	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Financial Highlights
For a share outstanding throughout each period

	Class A		Class C
	June 21, 2011*		June 21, 2011*
	to		to
	April 30, 2012		April 30, 2012
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income+	0.16		(0.01)
Net realized and unrealized gain on investments	0.30		0.40
Total from investment operations	0.46		0.39

Less distributions:
From net investment income	(0.08)		(0.08)
Total distributions	(0.08)		(0.08)

Net asset value, end of period	$10.38		$10.31

Total return	4.66	%‡	3.99	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$24,857		$398

Ratio of expenses to average net assets:
Before expense reimbursement	2.58	%†	2.72	%†
After expense reimbursement	1.35	%†	2.10	%†

Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.62	%†	(0.76	)%†
After expense reimbursement	1.85	%†	(0.14	)%†

Portfolio turnover rate	18.30	%‡	18.30	%‡

*	Commencement of operations.
‡	Not annualized.
†	Annualized.
+	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Funds

Notes to Financial Statements
at April 30, 2012

NOTE 1 – ORGANIZATION

The SiM Dynamic Allocation Diversified Income Fund (the “Diversified Income Fund”), SiM Dynamic Allocation Balanced Income Fund (the “Balanced Income Fund”), and the SiM Dynamic Allocation Equity Income Fund (the “Equity Income Fund”) (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds, which are all diversified funds, began operations on June 21, 2011. The investment objective of the Diversified Income Fund is to seek to provide total return, consisting primarily of growth of income with some long-term capital appreciation.  The Balanced Income Fund’s investment objective is to seek to provide total return through both capital appreciation and growth of income.  The Equity Income Fund’s investment objective is to seek to provide total return, consisting primarily of long-term capital appreciation with growth of income.

Each Fund currently offers Class A and Class C shares.  Class A shares of the Diversified Income Fund are subject to a maximum sales load of 3.75% while the Class A shares of the Balanced Income Fund and the Equity Income Fund are subject to a maximum sales load of 5.50%.  The sales load charged decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will assess Class C redemptions a 1% Contingent Deferred Sales Charge on shares redeemed within twelve months of purchase.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2012 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Diversified Income Fund distributes substantially all net investment income monthly while the Balanced Income Fund distributes substantially all net investment income quarterly and the Equity Income Fund distributes its net investment income annually.  Each Fund distributes substantially all of its net realized gains, if any,

SiM Dynamic Allocation Funds

Notes to Financial Statements (Continued)
at April 30, 2012

annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
REITs: The Funds may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the period ended April 30, 2012, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Diversified Income Fund	$4,007	$312,834	$(316,841)
Balanced Income Fund	1,557	182,397	(183,954)
Equity Income Fund	—	436,919	(436,919)

G.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the period ended April 30, 2012, the Funds did not hold any derivative instruments.

H.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  See Note 8 for information about the reorganization of the Balanced Income Fund into the Equity Income Fund.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

SiM Dynamic Allocation Funds

Notes to Financial Statements (Continued)
at April 30, 2012

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks, REITs, exchange-traded funds and closed-end funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of April 30, 2012:

Diversified Income Fund
	Level 1	Level 2	Level 3	Total
Equities
Real Estate Investment Trusts	$1,190,448	$—	$—	$1,190,448
Exchanged-Traded Funds
Equity	2,361,880	—	—	2,361,880
Fixed Income	7,598,916	—	—	7,598,916
Total Exchange-Traded Funds	9,960,796	—	—	9,960,796
Short-Term Investments	565,339	—	—	565,339
Total Investments in Securities	$11,716,583	$—	$—	$11,716,583

SiM Dynamic Allocation Funds

Notes to Financial Statements (Continued)
at April 30, 2012

Balanced Income Fund
	Level 1	Level 2	Level 3	Total
Equities
Real Estate Investment Trusts	$655,163	$—	$—	$655,163
Exchanged-Traded Funds
Equity	6,146,842	—	—	6,146,842
Fixed Income	2,811,885	—	—	2,811,885
Total Exchange-Traded Funds	8,958,727	—	—	8,958,727
Short-Term Investments	267,645	—	—	267,645
Total Investments in Securities	$9,881,535	$—	$—	$9,881,535

Equity Income Fund
	Level 1	Level 2	Level 3	Total
Equities
Real Estate Investment Trusts	$1,355,392	$—	$—	$1,355,392
Exchanged-Traded Funds
Equity	20,461,038	—	—	20,461,038
Fixed Income	2,892,733	—	—	2,892,733
Total Exchange-Traded Funds	23,353,771	—	—	23,353,771
Short-Term Investments	730,645	—	—	730,645
Total Investments in Securities	$25,439,808	$—	$—	$25,439,808

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities. Transfers between levels are recognized at April 30, 2012, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the period ended April 30, 2012.

New Accounting Pronouncement:  On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Funds are evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended April 30, 2012, Strategic Income Management, LLC (the “Adviser”) provided the Funds with investment management services under an Investment Advisory Agreement. The Adviser furnished all

SiM Dynamic Allocation Funds

Notes to Financial Statements (Continued)
at April 30, 2012

investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly, calculated at an annual rate of 0.75% based upon the average daily net assets of each Fund.  For the period ended April 30, 2012, the Diversified Income Fund, Balanced Income Fund, and Equity Income Fund incurred $41,021, $37,236, and $94,118 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.35% and 2.10% for Class A and Class C shares, respectively.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the period ended April 30, 2012, the Adviser reduced its fees in the amount of $171,632, $172,818, and $153,205 for the Diversified Income Fund, Balanced Income Fund, and Equity Income Fund, respectively.  No amounts were reimbursed to the Adviser.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2015	Total
Diversified Income Fund	$171,632	$171,632
Balanced Income Fund	172,818	172,818
Equity Income Fund	153,205	153,205

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. Certain officers of the Funds are also employees of the Administrator.

For the period ended April 30, 2012, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Diversified	Balanced	Equity
	Income Fund	Income Fund	Income Fund
Administration and Fund Accounting	$80,645	$80,645	$80,645
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	30,636	30,896	30,888
Custody	6,373	6,022	5,565
Chief Compliance Officer	10,389	10,389	10,389

SiM Dynamic Allocation Funds

Notes to Financial Statements (Continued)
at April 30, 2012

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares and up to 1.00% of each Fund’s Class C shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended April 30, 2012, the Funds paid the Distributor as follows:

	Class A	Class C
Diversified Income Fund	$13,420	$1,016
Balanced Income Fund	12,286	503
Equity Income Fund	30,990	1,532

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 2012, the cost of purchases including the purchase in-kind, and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Diversified Income Fund	$11,644,811	$ 880,467
Balanced Income Fund	9,397,769	315,131
Equity Income Fund	25,440,894	2,690,639

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the period ended April 30, 2012 was as follows:

		Long-Term
	Ordinary Income	Capital Gains
Diversified Income Fund	$209,476	$4,007
Balanced Income Fund	122,927	1,557
Equity Income Fund	181,127	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2012.

SiM Dynamic Allocation Funds

Notes to Financial Statements (Continued)
at April 30, 2012

As of April 30, 2012, the components of capital on a tax basis were as follows:

	Diversified	Balanced	Equity
	Income Fund	Income Fund	Income Fund
Cost of investments	$11,049,442	$9,163,466	$23,135,736
Gross unrealized appreciation	714,396	772,814	2,403,918
Gross unrealized depreciation	(47,255)	(54,745)	(99,846)
Net unrealized appreciation	667,141	718,069	2,304,072
Undistributed ordinary income	—	—	91,376
Undistributed long-term capital gain	42,963	1,935	60,407
Total distributable earnings	42,963	1,935	151,783
Other accumulated gains/(losses)	—	—	—
Total accumulated earnings/(losses)	$710,104	$720,004	$2,455,855

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

NOTE 8 – PLAN OF REORGANIZATION (Unaudited)

On June 12, 2012, the Board of Trustees of Advisors Series Trust approved a plan of reorganization (the “Reorganization”) whereby the Balanced Income Fund will merge into the Equity Income Fund.  Shareholders of the Balanced Income Fund will then receive Class A or Class C shares of the Equity Income Fund, as appropriate, equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Balanced Income Fund at the time of the Reorganization.  These events are currently expected to occur on August 24, 2012.

SiM Dynamic Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
SiM Dynamic Allocation Diversified Income Fund
SiM Dynamic Allocation Balanced Income Fund
SiM Dynamic Allocation Equity Income Fund

We have audited the accompanying statement of assets and liabilities of SiM Dynamic Allocation Diversified Income Fund, SiM Dynamic Allocation Balanced Income Fund, and SiM Dynamic Allocation  Equity Income Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of April 30, 2012, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period June 21, 2011 (commencement of operations) to April 30, 2012.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Advisor Series Trust, as of April 30, 2012, the results of their operations, the changes in their net assets and its financial highlights for the period June 21, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 26, 2012

SiM Dynamic Allocation Funds

Notice to Shareholders
at April 30, 2012 (Unaudited)

For the period ended April 30, 2012, the Diversified Income Fund, the Balanced Income Fund and the Equity Income Fund designated $209,476, $122,927 and $181,127, respectively, as ordinary income for purposes of the dividends paid deduction.

For the period ended April 30, 2012, certain dividends paid by the Diversified Income Fund, the Balanced Income Fund and the Equity Income Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 91%, 100% and 100% for the Diversified Income Fund, the Balanced Income Fund and the Equity Income Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended April 30, 2012 was 91%, 100% and 100% for the Diversified Income Fund, the Balanced Income Fund and the Equity Income Fund, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-746-3863 or on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-746-3863. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-746-3863.

SiM Dynamic Allocation Funds

Information About Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees1
				Number of
				Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee2	Past Five Years
Sallie P. Diederich	Trustee	Indefinite	Independent Mutual Fund Consultant,	3	Trustee, Advisors
(age 62)		term since	(1995 to present); Corporate Controller,		Series Trust
615 E. Michigan Street		January	Transamerica Fund Management		(for series not
Milwaukee, WI 53202		2011.	Company (1994 to 1995); Senior Vice		affiliated with
			President, Putnam Investments (1992		the Funds).
			to 1993); Vice President and
			Controller, American Capital
			Mutual Funds (1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial Consultant	3	Trustee, Advisors
(age 75)		term since	and former Executive Vice President		Series Trust
615 E. Michigan Street		February	and Chief Operating Officer of ICI		(for series not
Milwaukee, WI 53202		1997.	Mutual Insurance Company		affiliated with the
			(until January 1997).		Funds); Trustee,
					The Forward
					Funds (37
					portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President, Hotchkis	3	Trustee, Advisors
(age 77)		term since	and Wiley Funds (mutual funds)		Series Trust
615 E. Michigan Street		May 2002.	(1985 to 1993).		(for series not
Milwaukee, WI 53202					affiliated with the
					Funds);
					Independent
					Trustee from 1999
					to 2009,
					E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	3	Trustee, Advisors
(age 72)		term since	President, Federal Home Loan Bank		Series Trust
615 E. Michigan Street		February	of San Francisco.		(for series not
Milwaukee, WI 53202		1997.			affiliated with
					the Funds).

Interested Trustee

Joe D. Redwine3	Interested	Indefinite	President, CEO, U.S. Bancorp	3	Trustee, Advisors
(age 64)	Trustee	term since	Fund Services, LLC		Series Trust
615 E. Michigan Street		September	(May 1991 to present).		(for series not
Milwaukee, WI 53202		2008.			affiliated with
					the Funds).

SiM Dynamic Allocation Funds

Information About Trustees and Officers (Unaudited) (Continued)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
(age 64)	and Chief	term since
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund
(age 44)	and	term since	Services, LLC (March 1997 to present).
615 E. Michigan Street	Principal	June
Milwaukee, WI 53202	Executive	2003.
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration, U.S. Bancorp Fund
(age 50)	and	term since	Services, LLC (October 1998 to present).
615 E. Michigan Street	Principal	December
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC (February 2008
(age 54)	President,	term since	to present); General Counsel/Controller, Steinhafels, Inc.
615 E. Michigan Street	Chief	September	(September 1995 to February 2008).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC
(age 47)		term since	(May 2006 to present); Senior Counsel, Wells Fargo Funds Management,
615 E. Michigan Street		June	LLC (May 2005 to May 2006); Senior Counsel, Strong Financial
Milwaukee, WI 53202		2007.	Corporation (January 2002 to April 2005).

1	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

3
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-746-3863.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-746-3863 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Privacy Notice

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Strategic Income Management, LLC
720 Olive Way, Suite 1675
Seattle, WA  98101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus, please call 1-855-746-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 4/30/2012
Audit Fees	$36,000
Audit-Related Fees	N/A
Tax Fees	$8,700
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 4/30/2012
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2012
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

 (b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    7/2/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    7/2/12

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    7/3/12

* Print the name and title of each signing officer under his or her signature.